Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of Rampart Capital Corporation (the "Company") on Form 10-KSB for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on March 28, 2003, and amended by the Form 10-KSB/A filed on the date hereof (the "Report"), each of I Charles W. Janke, Chairman of the Board and Chief Executive Officer of the Company, I James
H. Carpenter, Chief Operating Officer of the Company, and I Charles F. Presley, Chief Financial Officer of the Company, certify separately and independently, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By:     /s/ C. W. Janke                                 April 29, 2003
     -----------------------------
     C. W. Janke
     Chairman of the Board
     Chief Executive Officer
     (Principal Executive Officer)


By:   /s/ J. H. Carpenter                               April 29, 2003
     -------------------
     J. H. Carpenter
     President
     Chief Operating Officer


By:   /s/ Charles F. Presley                            April 29, 2003
     ----------------------
     Charles F. Presley
     Vice-President
     Chief Financial Officer
     Treasurer
     (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Rampart Capital Corporation and will be retained by Rampart Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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